Exhibit 99.1

5755 Oberlin Drive Suite 301

San Diego, CA. 92121

N E W S R E L E A S E

Oculus VisionTech (OVT) Announces ComplyTrust Inc. CEO Departure

San Diego, California--(January 27, 2023) – Oculus VisionTech Inc. (TSXV: OVT; OTCQB: OVTZ; FSE: USF1), an emerging cyber-security and data compliance software innovator, announces a change of executive leadership of its wholly-owned subsidiary ComplyTrust® Inc.

The Company accepted the resignation of ComplyTrust CEO Michael Johnson, effective 1/31/23, due to on-going personal family matters. Mr. Johnson will continue to act as a Consultant to the Company.

Anton J. Drescher will act as the interim President and CEO, while the Company initiates plans for building out a new ComplyTrust Inc. executive leadership team focused on continued software development, new customer acquisition and revenue-generation.

About Oculus VisionTech

Oculus VisionTech Inc. (OVT), www.ovtz.com, is a cloud-native development-stage technology company focused on data compliance and digital privacy solutions for business customers worldwide. With offices in San Diego, California and Vancouver, British Columbia, the Company is currently expanding its’ new ComplyTrust® www.complytrust.com, product suite which includes the ComplyScan® cloud data protection and compliance tool and Forget-Me-Yes® B2B data privacy Software-as-a-Service (SaaS) platform, optimizing CCPA, GDPR, LGPD and other regulatory compliance legislation for Salesforce organizations worldwide that provide businesses with secure data privacy tools enabling sustained and continuous global regulatory compliance of data subject rights. OVTZ’s legacy Cloud-DPS digital content protection solution implements invisible forensic watermarking technology that seamlessly embeds imperceptible tracking components into documents and video-frame content that enables tamper-proof legal auditability for intellectual property protection.

Learn more about Oculus at www.ovtz.com or follow us on Twitter (https://twitter.com/OculusVT) or Facebook (https://www.facebook.com/Oculus

About ComplyTrust®

ComplyTrust Inc. https://complytrust.com/, a 100% wholly-owned subsidiary of Oculus VisionTech, is specifically focused on providing enterprise organizations and individuals with secure data privacy tools that provide sustained and continuous global regulatory compliance of data subject rights. Headquartered in San Diego, California, ComplyTrust was founded by industry veteran storage technology experts and is operated by an experienced management team.

Oculus VisionTech Inc. News Release – Continued	- 2 -	January 27, 2023

Learn more about ComplyTrust at https://complytrust.com/.

For further information, contact:

Anton Drescher
Telephone: (604) 685-1017
Fax: (604) 685-5777

Website: http://ovtz.com/

TSXV: https://money.tmx.com/en/quote/OVT/company#profile-section-company-spoke

US OTC Markets (OTCQB): https://www.otcmarkets.com/stock/OVTZ/security

Berlin Borse: https://www.boerse-berlin.com/index.php/Shares?isin=US67575Y1091

Frankfurt Borse: https://www.boerse-frankfurt.de/equity/oculus-visiontech

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

This news release contains forward-looking statements and information within the meaning of applicable securities laws (collectively, “forward-looking statements”), including the United States Private Securities Litigation Reform Act of 1995. All statements in this news release which are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among others, statements as to the intended uses of the proceeds received from the Offering. Often, but not always, forward-looking statements can be identified by words such as “pro forma”, “plans”, “expects”, “may”, “should”, “budget”, “schedules”, “estimates”, “forecasts”, “intends”, “anticipates”, “believes”, “potential” or variations of such words including negative variations thereof and phrases that refer to certain actions, events or results that may, could, would, might or will occur or be taken or achieved. Actual results could differ from those projected in any forward-looking statements due to numerous factors including risks and uncertainties relating to, among others, the change of business focus of the management of Oculus, the inability of Oculus to pursue its current business objectives, the ability of the Company to obtain any required governmental, regulatory or stock exchange approvals, permits, consents or authorizations required, including TSXV final acceptance of the Offering and any planned future activities, and obtain the financing required to carry out its planned future activities. Other factors such as general economic, market or business conditions or changes in laws, regulations and policies affecting the Company’s industry, may also adversely affect the future results or performance of the Company. These forward-looking statements are made as of the date of this news release and Oculus assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in these forward-looking statements. Although Oculus believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations, or intentions will prove to be accurate.

Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in Oculus’ periodic reports filed from time-to-time with the United States Securities Exchange Commission and Canadian securities regulators. These reports and Oculus’ public filings are available at www.sec.gov in the United States and www.sedar.com in Canada.